Time Deposits	12 Months Ended
Dec. 31, 2018
Banking and Thrift [Abstract]
Time Deposits
Note 6:	Time Deposits

Time deposits in denominations of $250,000 or more were $16.0 million at December 31, 2018 and $5.1 million at December 31, 2017. At December 31, 2017, the scheduled maturities of time deposits are as follows:

Due during the year ending December 31,	(In thousands)
2019	$49,306
2020	25,587
2021	25,654
2022	2,395
2023	783
Thereafter	962
$104,687